Exhibit 99.1

WW International, Inc. Announces Fourth Quarter and Full Year 2024 Results

Fourth Quarter 2024 Financial Highlights

•	Total End of Period Subscribers of 3.3 million, including 92 thousand End of Period Clinical Subscribers

•	Revenues of $184.4 million; Subscription Revenues down 7.3% vs. prior year period, including Clinical Subscription Revenues of $20.5 million, up 57.9% vs. prior year period

•	Gross Margin of 69.7%, up 906 basis points vs. prior year period; Adjusted Gross Margin of 69.1%, up 771 basis points vs. prior year period

•

Operating Income of $36.2 million; Operating Income Margin of 19.6%, up 2,256 basis points vs. prior year period; Adjusted Operating Income of $36.9 million; Adjusted Operating Income Margin of 20.0%, up 967 basis points vs. prior year period

•

Net Income of $25.1 million; Net Income Margin of 13.6%, up 5,642 basis points vs. prior year period; Adjusted EBITDAS of $50.4 million; Adjusted EBITDAS Margin of 27.4%, up 1,109 basis points vs. prior year period

Full Year Fiscal 2024 Financial Highlights

•	Revenues of $785.9 million; Subscription Revenues down 5.6% vs. prior year, including Clinical Subscription Revenues of $78.0 million

•	Gross Margin of 67.8%, up 833 basis points vs. prior year; Adjusted Gross Margin of 68.5%, up 659 basis points vs. prior year

•

Operating Loss of $236.2 million, including $315.0 million of non-cash impairment charges; Operating Loss Margin of 30.1%; Adjusted Operating Income of $104.8 million; Adjusted Operating Income Margin of 13.3%, up 328 basis points vs. prior year

•	Net Loss of $345.7 million, including $293.2 million of non-cash impairment charges; Adjusted EBITDAS of $149.3 million; Adjusted EBITDAS margin of 19.0%, up 254 basis points vs. prior year

NEW YORK (February 27, 2025) – WW International, Inc. (NASDAQ: WW) (“WeightWatchers,” “WW,” or the “Company”) today announced its results for the fourth quarter and full year fiscal 2024 ended December 28, 2024, and announced that the Company’s Board of Directors named Interim President and Chief Executive Officer, Tara Comonte, to a permanent role as President and Chief Executive Officer, effective February 26, 2025.

“We are pleased with the momentum in our Clinical business in the Fourth Quarter, reflecting the increasing demand for comprehensive weight management solutions. As more people seek sustainable approaches—including those using or transitioning off medication—our unique combination of science-backed behavioral support, clinical care, and engaged global community allows us to deliver the right solutions at the right time. I am grateful for the Board’s trust in me to lead WeightWatchers through this next phase, and I look forward to building on our progress, working alongside our incredible team, and driving meaningful impact for our members,” said Tara Comonte, President and CEO.

“At the same time, WeightWatchers is in a period of significant transition as we navigate industry shifts and reposition our business for long-term growth. For more than six decades, we have led innovation in weight management, continuously evolving to meet the changing needs of our members. While we see clear opportunities ahead, executing on them will require careful prioritization as we balance investment in growth with the realities of our capital structure.”

“I’m excited to join WeightWatchers at this pivotal time,” said Felicia DellaFortuna, CFO. “In Q4, we continued to demonstrate disciplined and strategic cost management, which not only drove our year-over-year improvement in Q4’24 Adjusted EBITDAS, but also keeps us on track to achieve our $100 million run-rate cost savings target by the end of 2025. As we look ahead, our focus remains on strengthening our financial foundation to position WeightWatchers for sustained, long-term success.”

Fourth Quarter 2024 Consolidated Results

	Three Months Ended		% Change	% Change Adjusted for Constant Currency(1)
	December 28, 2024	December 30, 2023
(in millions except percentages and per share amounts)
Subscription Revenues, net	$181.7	$196.1	(7.3%)	(7.2%)
Other Revenues, net(2)	2.7	9.9	(72.8%)	(72.8%)

Revenues, net	$184.4	$206.0	(10.5%)	(10.4%)
Gross Profit	$128.5	$124.9	2.9%	3.0%
Non-GAAP Adjustments(1)
Net Restructuring Charges(3)	(1.1)	1.5

Adjusted Gross Profit(1)	$127.4	$126.4	0.8%	0.9%
Operating Income (Loss)	$36.2	($6.0)	(100.0%)*	(100.0%)*
Non-GAAP Adjustments(1)
Franchise Rights Acquired and Goodwill Impairments	—	3.6
Net Restructuring Charges(3)	0.7	23.6

Adjusted Operating Income(1)	$36.9	$21.3	73.5%	73.8%
Net Income (Loss)	$25.1	($88.1)	(100.0%)*	(100.0%)*
EPS	$0.31	($1.11)	(100.0%)*	(100.0%)*
Non-GAAP Adjustments(1)
Franchise Rights Acquired Impairments	—	0.05
Net Restructuring Charges(3)	0.01	0.22

Adjusted EPS(1)	$0.32	($0.84)	(100.0%)*	(100.0%)*

Total Paid Weeks	45.5	50.4	(9.9%)	N/A
Digital(4) Paid Weeks	37.6	41.0	(8.3%)	N/A
Workshops + Digital(5) Paid Weeks	6.8	8.7	(22.3%)	N/A
Clinical(6) Paid Weeks	1.1	0.7	53.3%	N/A

End of Period Subscribers(7)	3.3	3.8	(12.2%)	N/A
Digital Subscribers	2.7	3.1	(11.0%)	N/A
Workshops + Digital Subscribers	0.5	0.7	(22.7%)	N/A
Clinical Subscribers	0.1	0.1	37.8%	N/A

Note: Totals may not sum due to rounding.

*	Note: Percentage in excess of 100.0% and not meaningful
(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)

“Other Revenues, net” (formerly known as “Product Sales and Other, net”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other Revenues, net” included sales of consumer products.

(3)

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on the Company’s previously disclosed 2024, 2023, and 2022 restructuring plans, and the reversal of certain of the charges associated therewith.

(4)	“Digital” refers to providing subscriptions to the Company’s digital product offerings.
(5)	“Workshops + Digital” refers to providing subscriptions for unlimited access to the Company’s workshops combined with the Company’s digital subscription product offerings.
(6)

“Clinical” refers to providing subscriptions to the Company’s clinical product offerings provided by WeightWatchers Clinic (formerly referred to as Sequence) combined with the Company’s digital subscription product offerings and unlimited access to the Company’s workshops.

(7)	“Subscribers” refers to Digital subscribers, Workshops + Digital subscribers, and Clinical subscribers who participate in recurring bill programs in Company-owned operations.

Q4 2024 Financial Highlights

•

End of Period Subscribers in Q4 2024 were 3.3 million, down 12.2% versus the prior year period, driven by declines in the Digital and Workshops + Digital businesses. End of Period Clinical Subscribers of 92 thousand increased 37.8% versus the prior year period.

•

Total Paid Weeks in Q4 2024 were down 9.9% versus the prior year period, driven by declines in the Digital and Workshops + Digital businesses. The decline in Total Paid Weeks was partially offset by growth in Clinical Paid Weeks, which increased 53.3%.

•	Revenues in Q4 2024 were $184.4 million. On a constant currency basis, Q4 2024 revenues decreased 10.4% versus the prior year period.

•

Subscription Revenues in Q4 2024 were $181.7 million. On a constant currency basis, these revenues decreased 7.2% versus the prior year period primarily driven by lower recruitments and incoming subscribers in the Company’s non-Clinical businesses. Subscription Revenues benefited from $20.5 million of Clinical Subscription Revenues, which increased 57.9% versus the prior year period. Additionally, Subscription Revenues were negatively impacted by the continued mix shift from the Workshops + Digital business to the Digital business and a higher mix of non-Clinical Subscribers within their initial, lower-priced commitment periods.

•

Other Revenues in Q4 2024 were $2.7 million. On a constant currency basis, these revenues decreased 72.8% versus the prior year period driven by the closure of the consumer products business at the end of fiscal 2023.

•

Gross Profit in Q4 2024 was $128.5 million, compared to $124.9 million in the prior year period. Adjusted Gross Profit, which excluded the net reversal of $1.1 million of restructuring charges related to prior years, was $127.4 million. Adjusted Gross Profit in Q4 2023, which excluded the net impact of $1.5 million of restructuring charges, was $126.4 million.

•

Gross Margin in Q4 2024 was 69.7%, compared to 60.6% in the prior year period. Adjusted Gross Margin in Q4 2024 was 69.1%, up from 61.4% in the prior year period, driven primarily by actions to reduce the fixed cost base within the Workshops + Digital business and the closure of the lower margin consumer products business at the end of fiscal 2023.

•

Operating Income in Q4 2024 was $36.2 million, compared to an Operating Loss of $6.0 million in the prior year period. Adjusted Operating Income, which excluded the net impact of $0.7 million of restructuring charges, was $36.9 million and benefited from the Company’s previously announced cost savings initiatives. Adjusted Operating Income in Q4 2023, which excluded the net impact of $23.6 million of restructuring charges and non-cash intangible impairment charges of $3.6 million, was $21.3 million.

•

Income Tax Benefit in Q4 2024 was $11.7 million, which reflected the impact of a valuation allowance on the Company’s full year fiscal 2024 financials. In the prior year period, income tax expense was $57.6 million.

•

Net Income in Q4 2024 was $25.1 million compared to a Net Loss of $88.1 million in the prior year period. Adjusted EBITDAS in Q4 2024 was $50.4 million compared to $33.5 million in the prior year period as a result of previously announced cost savings initiatives. Q4 2024 Adjusted EBITDAS margin was 27.4% compared to 16.3% in the prior year period and the highest since the third quarter of 2022.

•

Diluted Earnings Per Share in Q4 2024 was $0.31 compared to Diluted Net Loss Per Share of $1.11 in the prior year period. Q4 2024 Adjusted Earnings Per Share, which excluded $0.01 net impact of restructuring charges, was $0.32. In the prior year period, Adjusted Net Loss Per Share, which excluded $0.22 of net impact of restructuring charges and $0.05 of non-cash intangible impairment charges, was $0.84.

•	Additionally, certain other items affected year-over-year comparability:

•	In Q4 2024, $0.28 per diluted share positive tax impact arising from the impact of a valuation allowance on the Company’s full year fiscal 2024 financials.

•

In Q4 2023, $0.78 per diluted share negative tax impact due to an increase in the valuation allowance to offset all U.S. deferred tax assets due to the uncertainty of realizing future tax benefits of the assets.

Full Year Fiscal 2024 Consolidated Results

	Twelve Months Ended		% Change	% Change Adjusted for Constant Currency(1)
	December 28, 2024	December 30, 2023
(in millions except percentages and per share amounts)
Subscription Revenues, net	$777.0	$822.8	(5.6%)	(5.6%)
Other Revenues, net(2)	8.9	66.8	(86.6%)	(86.7%)

Revenues, net	$785.9	$889.6	(11.6%)	(11.7%)
Gross Profit	$533.1	$529.3	0.7%	0.6%
Non-GAAP Adjustments(1)
Net Restructuring Charges(3)	5.0	21.2

Adjusted Gross Profit(1)	$538.1	$550.5	(2.2%)	(2.3%)
Operating (Loss) Income	($236.2)	$22.3	(100.0%)*	(100.0%)*
Non-GAAP Adjustments(1)
Franchise Rights Acquired and Goodwill Impairments	315.0	3.6
Net Restructuring Charges(3)	22.2	54.9
Former CEO Separation Expenses	3.9	—
Acquisition Transaction Costs	—	8.6

Adjusted Operating Income(1)	$104.8	$89.5	17.2%	16.7%
Net Loss	($345.7)	($112.3)	100.0%*	100.0%*
EPS	($4.34)	($1.46)	100.0%*	100.0%*
Non-GAAP Adjustments(1)
Franchise Rights Acquired Impairments	3.69	0.05
Net Restructuring Charges(3)	0.21	0.54
Former CEO Separation Expenses	0.04	—
Acquisition Transaction Costs	—	0.10

Adjusted EPS(1)	($0.41)	($0.78)	(46.9%)	(46.4%)

Total Paid Weeks	196.6	207.2	(5.1%)	N/A
Digital(4) Paid Weeks	162.3	167.9	(3.3%)	N/A
Workshops + Digital(5) Paid Weeks	30.1	37.7	(20.3%)	N/A
Clinical(6) Paid Weeks	4.2	1.6	164.1%	N/A

Note: Totals may not sum due to rounding.

*	Note: Percentage in excess of 100.0% and not meaningful
(1)	See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.
(2)

“Other Revenues, net” (formerly known as “Product Sales and Other, net”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other Revenues, net” included sales of consumer products.

(3)

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on the Company’s previously disclosed 2024, 2023, 2022, 2021, and 2020 restructuring plans, and the reversal of certain of the charges associated therewith.

(4)	“Digital” refers to providing subscriptions to the Company’s digital product offerings.
(5)	“Workshops + Digital” refers to providing subscriptions for unlimited access to the Company’s workshops combined with the Company’s digital subscription product offerings.
(6)

“Clinical” refers to providing subscriptions to the Company’s clinical product offerings provided by WeightWatchers Clinic (formerly referred to as Sequence) combined with the Company’s digital subscription product offerings and unlimited access to the Company’s workshops.

Full Year Fiscal 2024 Financial Highlights

•

Total Paid Weeks in fiscal 2024 were down 5.1% versus the prior year driven by declines in the Digital and Workshops + Digital businesses. The decline in Total Paid Weeks was partially offset by growth in Clinical Paid Weeks, which increased 164.1%.

•

Revenues in fiscal 2024 were $785.9 million. On a constant currency basis, fiscal 2024 revenues decreased 11.7% versus the prior year. The decline in Revenues was primarily driven by recruitment challenges in the Digital and Workshops + Digital businesses as well as the decline in Other Revenues from the closure of the consumer products business in fiscal 2023. These declines were partially offset by growth in the Clinical business.

•

Gross Profit in fiscal 2024 was $533.1 million, compared to $529.3 million in the prior year. Adjusted Gross Profit, which excluded the net impact of $5.0 million of restructuring charges, was $538.1 million. Adjusted Gross Profit in fiscal 2023, which excluded the net impact of $21.2 million of restructuring charges, was $550.5 million.

•

Gross Margin in fiscal 2024 was 67.8%,compared to 59.5% in the prior year. Adjusted Gross Margin in fiscal 2024 was 68.5%, up from 61.9% in the prior year. Adjusted Gross Margin benefited from the cost actions taken to reduce the fixed cost base within the Workshops + Digital business as well as the closure of the lower margin consumer products business at the end of fiscal 2023.

•

Operating Loss in fiscal 2024 was $236.2 million, compared to Operating Income of $22.3 million in the prior year. Adjusted Operating Income, which excluded $315.0 million of non-cash intangible impairment charges, the net impact of $22.2 million of restructuring charges, and $3.9 million of former CEO separation expenses, was $104.8 million. Adjusted Operating Income in fiscal 2023, which excluded the net impact of $54.9 million of restructuring charges, $8.6 million of acquisition transaction costs, and $3.6 million of non-cash intangible impairment charges, was $89.5 million.

•

Income Tax Expense in fiscal 2024 was $0.5 million, which reflected the impact of a valuation allowance on the Company’s full year fiscal 2024 financials. In the prior year, income tax expense was $38.6 million.

•

Net Loss in fiscal 2024 was $345.7 million compared to Net Loss of $112.3 million in the prior year. Adjusted EBITDAS in fiscal 2024 was $149.3 million compared to Adjusted EBITDAS of $146.4 million in the prior year.

•

Diluted Net Loss Per Share in fiscal 2024 was $4.34 compared to Diluted Net Loss Per Share of $1.46 in the prior year. Fiscal 2024 Adjusted Net Loss Per Share, which excluded $3.69 of non-cash intangible impairment charges, $0.21 of net impact of restructuring charges, and $0.04 of former CEO separation expenses, was $0.41. In the prior year, Adjusted Net Loss Per Share, which excluded $0.54 of net impact of restructuring charges, $0.10 of acquisition transaction costs, and $0.05 of non-cash intangible impairment charges, was $0.78.

•	Additionally, certain other items affected year-over-year comparability:

•	In fiscal 2024, $0.12 per diluted share negative tax impact arising from the impact of a valuation allowance on the Company’s full year fiscal 2024 financials.

•

In fiscal 2023, $0.66 per diluted share negative tax impact due to an increase in the valuation allowance to offset all U.S. deferred tax assets due to the uncertainty of realizing future tax benefits of the assets.

Other Items

•	Cash and cash equivalents balance as of December 28, 2024 was $53.0 million.

Full Year Fiscal 2025 Guidance

•	The Company is not providing full year fiscal 2025 guidance at this time.

Fourth Quarter and Full Year Conference Call and Webcast

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, Company management will discuss the fourth quarter and full year fiscal 2024 results and answer questions from the investment community.

The live webcast of the conference call will be available on the Company’s corporate website, corporate.ww.com, under Events and Presentations. Supplemental investor materials will also be available in the same location prior to the start of the webcast. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release and today’s scheduled conference call:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company has disclosed non-GAAP financial measures of operating results that exclude or adjust certain items. Gross profit, gross margin, operating (loss) income, operating (loss) income margin, net income (loss), net income (loss) margin, diluted (net loss) earnings per share, and selling, general and administrative expenses are discussed both as reported (on a GAAP basis) and as adjusted (on a non-GAAP basis) to exclude, as applicable in a given period: (a) the net impact of the Company’s previously disclosed restructuring plans; (b) the impact of impairment charges for the Company’s franchise rights acquired and goodwill; and (c) certain non-recurring costs and adjustments that management believes should be excluded as these do not relate to a recurring part of the core business operations, including acquisition transaction costs and former CEO separation expenses. The Company also presents in the attachments to this release the non-GAAP financial measures: earnings before interest, taxes, depreciation, amortization and stock-based compensation (“EBITDAS”) and EBITDAS margin; EBITDAS as further adjusted for the items described above (“Adjusted EBITDAS”) and Adjusted EBITDAS margin; total debt less unamortized deferred financing costs, unamortized debt discount and cash on hand (i.e., net debt); and a net debt/Adjusted EBITDAS ratio. In addition, the Company presents certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. The Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates. Management believes these non-GAAP financial measures provide useful supplemental information for its and investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business. While management believes that these non-GAAP financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly titled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release and reconciliations, if any, included elsewhere in this release for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

About WW International, Inc.

WeightWatchers is a global leader in science-backed weight management, providing an accessible, holistic model of care through our #1 doctor-recommended Points® Program, clinical interventions including weight-loss medications, and community support. Since 1963, we have empowered our millions of members to build healthy habits to live longer lives. Our innovative, trusted spectrum of solutions provides members with the tools and resources they need to reach and sustain their goals wherever they are on their journey. To learn more visit weightwatchers.com or corporate.ww.com.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about the Company’s plans, strategies, objectives, initiatives, and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management and health and wellness industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s failure to continue to retain and grow its subscriber base; the Company’s ability to be a leader in the rapidly evolving and increasingly competitive clinical weight management and weight loss market; the Company’s ability to continue to develop new, innovative services and products and enhance its existing services and products or the failure of its services, products or brands to continue to appeal to the market, or its ability to successfully expand into new channels of distribution or respond to consumer trends or sentiment; regulatory, reputational and other risks associated with the Company’s new compounded GLP-1 offering; the ability to successfully implement strategic initiatives; the Company’s ability to evolve its community offerings to meet the evolving tastes and preferences of its members; the effectiveness and efficiency of the Company’s advertising and marketing programs, including the strength of the Company’s social media presence; the impact on the Company’s reputation of actions taken by its franchisees, licensees, suppliers, affiliated provider entities, PCs’ healthcare professionals, and other partners, including as a result of its acquisition of Weekend Health, Inc., doing business as Sequence (“Sequence”) (the “Acquisition”); the recognition of asset impairment charges; the loss of key personnel, strategic partners or consultants or failure to effectively manage and motivate the Company’s workforce; the Company’s chief executive officer transition; the Company’s ability to successfully make acquisitions or enter into collaborations or joint ventures, including its ability to successfully integrate, operate or realize the anticipated benefits of such businesses, including with respect to Sequence; uncertainties related to a downturn in general economic conditions or consumer confidence, including as a result of the existing inflationary environment, rising interest rates, the potential impact of political and social unrest and increased volatility in the credit and capital markets; the seasonal nature of the Company’s business; the Company’s failure to maintain effective internal control over financial reporting; the impact of events that impede accessing resources or discourage or impede people from gathering with others; the early termination by the Company of leases; the inability to renew certain of the Company’s licenses, or the inability to do so on terms that are favorable to the Company; the impact of the Company’s substantial amount of debt, debt service obligations and debt covenants, and its exposure to variable rate indebtedness; the ability to generate sufficient cash to service the Company’s debt and satisfy its other liquidity requirements; uncertainties regarding the satisfactory operation of the Company’s technology or systems; the impact of data security breaches and other malicious acts or privacy concerns, including the costs of compliance with evolving privacy laws and regulations; the Company’s ability to successfully integrate and use artificial intelligence in its business; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; the impact of existing and future laws and regulations, including federal and state regulations relating to compounded medications; risks related to the Company’s exposure to extensive and complex healthcare laws and regulations as a result of the Acquisition; the outcomes of litigation or regulatory actions; risks and uncertainties associated with the Company’s international operations, including regulatory, economic, political, social, intellectual property, and foreign currency risks, which risks may be exacerbated as a result of war and terrorism; risks related to the Acquisition, including risks that the Acquisition may not achieve its intended results; the possibility that the Company could fail to maintain the listing of its common stock on Nasdaq; risks related to the actions of activist shareholders; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the United States Securities and Exchange Commission (the “SEC”) (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com). You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the SEC (which are available on the SEC’s EDGAR database at www.sec.gov and via the Company’s website at corporate.ww.com).

For more information, contact:

Investors:

John Mills or Anna Kate Heller

WeightWatchers@icrinc.com

Media:

Mari Santana

Communications@ww.com

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS AT

(IN THOUSANDS)

UNAUDITED

	December 28,	December 30,
	2024	2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$53,024	$109,366
Receivables (net of allowances: December 28, 2024 - $3,166 and December 30, 2023 - $1,041)	14,428	14,938
Prepaid income taxes	11,676	25,370
Prepaid marketing and advertising	4,969	10,149
Prepaid expenses and other current assets	18,551	19,651

TOTAL CURRENT ASSETS	102,648	179,474
Property and equipment, net	15,798	19,741
Operating lease assets	42,047	52,272
Franchise rights acquired	71,131	386,526
Goodwill	239,583	243,441
Other intangible assets, net	44,631	63,208
Deferred income taxes	16,686	19,683
Other noncurrent assets	17,752	17,685

TOTAL ASSETS	$550,276	$982,030

LIABILITIES AND TOTAL DEFICIT
CURRENT LIABILITIES
Portion of operating lease liabilities due within one year	$8,168	$9,613
Accounts payable	17,803	18,507
Salaries and wages payable	53,143	79,096
Accrued marketing and advertising	12,805	18,215
Accrued interest	11,322	5,346
Deferred acquisition payable	15,503	16,500
Other accrued liabilities	20,593	22,610
Income taxes payable	2,339	1,609
Deferred revenue	31,655	33,966

TOTAL CURRENT LIABILITIES	173,331	205,462
Long-term debt, net	1,430,643	1,426,464
Long-term operating lease liabilities	44,322	53,461
Deferred income taxes	14,762	41,994
Other noncurrent liabilities	1,590	15,743

TOTAL LIABILITIES	1,664,648	1,743,124
TOTAL DEFICIT
Common stock, $0 par value; 1,000,000 shares authorized; 130,048 shares issued at December 28, 2024 and 130,048 shares issued at December 30, 2023	0	0
Treasury stock, at cost, 49,997 shares at December 28, 2024 and 50,859 shares at December 30, 2023	(3,024,710)	(3,064,628)
Retained earnings	1,936,170	2,314,834
Accumulated other comprehensive loss	(25,832)	(11,300)

TOTAL DEFICIT	(1,114,372)	(761,094)

TOTAL LIABILITIES AND TOTAL DEFICIT	$550,276	$982,030

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	December 28,	December 30,
	2024	2023
Subscription revenues, net (1)	$181,733	$196,087
Other revenues, net (2)	2,680	9,868

Revenues, net	184,413	205,955

Cost of subscription revenues (3)	55,786	67,707
Cost of other revenues	114	13,391

Cost of revenues	55,900	81,098

Gross profit	128,513	124,857
Marketing expenses	48,207	50,920
Selling, general and administrative expenses	44,084	76,312
Franchise rights acquired and goodwill impairments	—	3,633

Operating income (loss)	36,222	(6,008)
Interest expense	27,031	24,464
Other (income) expense, net	(4,188)	107

Income (loss) before income taxes	13,379	(30,579)
(Benefit from) provision for income taxes	(11,745)	57,556

Net income (loss)	$25,124	$(88,135)

Earnings (net loss) per share
Basic	$0.31	$(1.11)

Diluted	$0.31	$(1.11)

Weighted average common shares outstanding
Basic	79,890	79,125

Diluted	81,005	79,125

Note: Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of the aggregate of: (a) net “Digital Subscription Revenues”, the fees associated with subscriptions for the Company’s Digital offerings; (b) net “Workshops + Digital Subscription Revenues”, the fees associated with subscriptions for the Company’s Workshops + Digital offerings; and (c) net “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)

“Other revenues, net” (formerly known as “product sales and other, net”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other revenues, net” included sales of consumer products.

(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Digital, Workshops + Digital and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended
	December 28,	December 30,
	2024	2023
Subscription revenues, net (1)	$776,993	$822,755
Other revenues, net (2)	8,928	66,796

Revenues, net	785,921	889,551

Cost of subscription revenues (3)	250,954	301,062
Cost of other revenues	1,864	59,186

Cost of revenues	252,818	360,248

Gross profit	533,103	529,303
Marketing expenses	236,467	238,387
Selling, general and administrative expenses	217,825	264,950
Franchise rights acquired and goodwill impairments	315,033	3,633

Operating (loss) income	(236,222)	22,333
Interest expense	108,954	95,893
Other (income) expense, net	(1)	72

Loss before income taxes	(345,175)	(73,632)
Provision for income taxes	526	38,623

Net loss	$(345,701)	$(112,255)

Net loss per share
Basic	$(4.34)	$(1.46)

Diluted	$(4.34)	$(1.46)

Weighted average common shares outstanding
Basic	79,578	76,677

Diluted	79,578	76,677

Note: Totals may not sum due to rounding.

(1)

“Subscription revenues, net” consist of the aggregate of: (a) net “Digital Subscription Revenues”, the fees associated with subscriptions for the Company’s Digital offerings; (b) net “Workshops + Digital Subscription Revenues”, the fees associated with subscriptions for the Company’s Workshops + Digital offerings; and (c) net “Clinical Subscription Revenues”, the fees associated with subscriptions for the Company’s Clinical offerings.

(2)

“Other revenues, net” (formerly known as “product sales and other, net”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other revenues, net” included sales of consumer products.

(3)	“Cost of subscription revenues” consists of cost of revenues and operating expenses for the Company’s Digital, Workshops + Digital and Clinical services.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

UNAUDITED

	Twelve Months Ended
	December 28, 2024	December 30, 2023
Operating activities:
Net loss	$(345,701)	$(112,255)
Adjustments to reconcile net loss to cash (used for) provided by operating activities:
Depreciation and amortization	37,784	52,471
Amortization of deferred financing costs and debt discount	5,018	5,018
Impairment of franchise rights acquired and goodwill	315,033	3,633
Impairment of intangible and long-lived assets	481	1,112
Share-based compensation expense	7,764	15,185
Deferred tax (benefit) provision	(26,578)	19,821
Allowance for doubtful accounts	2,062	1,306
Reserve for inventory obsolescence	72	7,350
Foreign currency exchange rate (gain) loss	(2,276)	263
Changes in cash due to:
Receivables	1,599	17,112
Inventories	91	14,018
Prepaid expenses	18,703	(4,133)
Accounts payable	(508)	(54)
Accrued liabilities	(14,998)	(11,625)
Deferred revenue	(1,780)	1,273
Other long term assets and liabilities, net	(14,624)	(3,598)
Income taxes	1,018	(211)

Cash (used for) provided by operating activities	(16,840)	6,686

Investing activities:
Capital expenditures	(718)	(2,485)
Capitalized software and website development expenditures	(15,692)	(33,816)
Cash paid for acquisitions, net of cash acquired	—	(38,362)
Other items, net	(5)	(33)

Cash used for investing activities	(16,415)	(74,696)

Financing activities:
Taxes paid related to net share settlement of equity awards	(839)	(2,241)
Proceeds from stock options exercised	—	718
Cash paid for acquisitions	(16,500)	(1,178)
Other items, net	(4)	(48)

Cash used for financing activities	(17,343)	(2,749)

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(2,248)	1,799

Net decrease in cash and cash equivalents and restricted cash	(52,846)	(68,960)
Cash and cash equivalents and restricted cash, beginning of period	109,366	178,326

Cash and cash equivalents and restricted cash, end of period	$56,520	$109,366

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended
	December 28, 2024	December 30, 2023	Variance
Paid Weeks (1)
Digital Paid Weeks	37,595	41,010	(8.3%)
Workshops + Digital Paid Weeks	6,761	8,703	(22.3%)
Clinical Paid Weeks	1,103	719	53.3%

Total Paid Weeks	45,459	50,432	(9.9%)

End of Period Subscribers (2)
End of Period Digital Subscribers	2,741	3,079	(11.0%)
End of Period Workshops + Digital Subscribers	503	652	(22.7%)
End of Period Clinical Subscribers	92	67	37.8%

Total End of Period Subscribers	3,336	3,798	(12.2%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s Digital offerings; (ii) “Workshops + Digital Paid Weeks” is the total paid subscription weeks for the Company’s Workshops + Digital offerings; (iii) “Clinical Paid Weeks” is the total paid subscription weeks for the Company’s Clinical offerings; and (iv) “Total Paid Weeks” is the sum of Digital Paid Weeks, Workshops + Digital Paid Weeks and Clinical Paid Weeks.

(2)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital subscribers; (ii) “End of Period Workshops + Digital Subscribers” is the total number of Workshops + Digital subscribers; (iii) “End of Period Clinical Subscribers” is the total number of Clinical subscribers; and (iv) “End of Period Subscribers” is the sum of End of Period Digital Subscribers, End of Period Workshops + Digital Subscribers and End of Period Clinical Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Twelve Months Ended
	December 28, 2024	December 30, 2023	Variance
Paid Weeks (1)
Digital Paid Weeks	162,290	167,868	(3.3%)
Workshops + Digital Paid Weeks	30,069	37,742	(20.3%)
Clinical Paid Weeks	4,247	1,608	164.1%

Total Paid Weeks	196,606	207,218	(5.1%)

End of Period Subscribers (2)
End of Period Digital Subscribers	2,741	3,079	(11.0%)
End of Period Workshops + Digital Subscribers	503	652	(22.7%)
End of Period Clinical Subscribers	92	67	37.8%

Total End of Period Subscribers	3,336	3,798	(12.2%)

Note: Totals may not sum due to rounding.

(1)

The “Paid Weeks” metric reports paid weeks by WW customers in Company-owned operations for a given period as follows: (i) “Digital Paid Weeks” is the total paid subscription weeks for the Company’s Digital offerings; (ii) “Workshops + Digital Paid Weeks” is the total paid subscription weeks for the Company’s Workshops + Digital offerings; (iii) “Clinical Paid Weeks” is the total paid subscription weeks for the Company’s Clinical offerings; and (iv) “Total Paid Weeks” is the sum of Digital Paid Weeks, Workshops + Digital Paid Weeks and Clinical Paid Weeks.

(2)

The “End of Period Subscribers” metric reports WW subscribers in Company-owned operations at a given period end as follows: (i) “End of Period Digital Subscribers” is the total number of Digital subscribers; (ii) “End of Period Workshops + Digital Subscribers” is the total number of Workshops + Digital subscribers; (iii) “End of Period Clinical Subscribers” is the total number of Clinical subscribers; and (iv) “End of Period Subscribers” is the sum of End of Period Digital Subscribers, End of Period Workshops + Digital Subscribers and End of Period Clinical Subscribers.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Q4 2024 Variance
						2024 Constant Currency vs 2023

	Q4 2024			Q4 2023	2024 vs 2023
	GAAP	Currency Adjustment	Constant Currency	GAAP

Selected Financial Data
Total Revenues	$184,413	$189	$184,602	$205,955	(10.5%)	(10.4%)
Digital Subscription Revenues (1)	$113,489	$214	$113,703	$133,459	(15.0%)	(14.8%)
Workshops + Digital Subscription Revenues (2)	$47,772	$(27)	$47,745	$49,666	(3.8%)	(3.9%)
Clinical Subscription Revenues (3)	$20,472	$—	$20,472	$12,962	57.9%	57.9%
Subscription Revenues (4)	$181,733	$187	$181,920	$196,087	(7.3%)	(7.2%)
Other Revenues (5)	$2,680	$2	$2,682	$9,868	(72.8%)	(72.8%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings.
(2)	“Workshops + Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Workshops + Digital offerings.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Subscription Revenues” plus “Clinical Subscription Revenues”.
(5)

“Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other Revenues” included sales of consumer products.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

					Full Year 2024 Variance
						2024
						Constant
	Full Year 2024			Full Year 2023	2024	Currency
	GAAP	Currency Adjustment	Constant Currency	GAAP	vs 2023	vs 2023
Selected Financial Data
Total Revenues	$785,921	$(651)	$785,270	$889,551	(11.6%)	(11.7%)
Digital Subscription Revenues (1)	$512,853	$(400)	$512,453	$571,074	(10.2%)	(10.3%)
Workshops + Digital Subscription Revenues (2)	$186,139	$(233)	$185,906	$221,139	(15.8%)	(15.9%)
Clinical Subscription Revenues (3)	$78,001	$—	$78,001	$30,542	155.4%	155.4%
Subscription Revenues (4)	$776,993	$(633)	$776,360	$822,755	(5.6%)	(5.6%)
Other Revenues (5)	$8,928	$(18)	$8,910	$66,796	(86.6%)	(86.7%)

Note: Totals may not sum due to rounding.

(1)	“Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Digital offerings.
(2)	“Workshops + Digital Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Workshops + Digital offerings.
(3)	“Clinical Subscription Revenues” consist of the fees associated with subscriptions for the Company’s Clinical offerings.
(4)	“Subscription Revenues” equal “Digital Subscription Revenues” plus “Workshops + Digital Subscription Revenues” plus “Clinical Subscription Revenues”.
(5)

“Other Revenues” (formerly known as “product sales and other”) consist of revenues from licensing, franchise fees with respect to commitment plans and royalties, publishing and other revenues. Prior to fiscal 2024, “Other Revenues” included sales of consumer products.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES AND PER SHARE AMOUNTS)

UNAUDITED

										Q4 2024 Variance
												2024 Constant Currency
											2024		2024
	Q4 2024						Q4 2023				Adjusted		Adjusted
	GAAP	Adjustment	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	Adjustment	Adjusted	2024 vs 2023	vs 2023 Adjusted	2024 vs 2023	vs 2023 Adjusted
Selected Financial Data
Gross Profit	$128,513	$(1,140) (1)	$127,373	$114	$128,627	$127,487	$124,857	$1,512 (7)	$126,369	2.9%	0.8%	3.0%	0.9%
Gross Margin	69.7%		69.1%		69.7%	69.1%	60.6%		61.4%

Selling, General and Administrative Expenses	$44,084	$(1,791) (2)	$42,293	$36	$44,120	$42,329	$76,312	$(22,117) (8)	$54,195	(42.2%)	(22.0%)	(42.2%)	(21.9%)

Operating Income (Loss)	$36,222	$651 (3)	$36,873	$69	$36,291	$36,942	$(6,008)	$ 27,262 (9)	$21,254	(703.0%)	73.5%	(704.2%)	73.8%
Operating Income (Loss) Margin	19.6%		20.0%		19.7%	20.0%	(2.9%)		10.3%

(Benefit from) Provision for Income Taxes	$(11,745)	$164 (4)	$(11,581)	$21	$(11,724)	$(11,560)	$57,556	$5,903 (10)	$63,459	(120.4%)	(118.2%)	(120.4%)	(118.2%)

Net Income (Loss)	$25,124	$487 (5)	$25,611	$49	$25,173	$25,660	$(88,135)	$21,359 (11)	$(66,776)	(128.5%)	(138.4%)	(128.6%)	(138.4%)
Net Income (Loss) Margin	13.6%		13.9%		13.6%	13.9%	(42.8%)		(32.4%)

Diluted Earnings (Net Loss) Per Share	$0.31	$0.01 (6)	$0.32	$0.00	$0.31	$0.32	$(1.11)	$ 0.27 (12)	$(0.84)	(127.8%)	(137.5%)	(127.9%)	(137.5%)

Note: Totals may not sum due to rounding.

(1)

Excludes the net impact of $47 of charges associated with the Company’s previously disclosed 2024 restructuring plan and the reversal of $1,187 of charges associated with the Company’s previously disclosed 2023 restructuring plan.

(2)

Excludes the net impact of $2,184 of charges associated with the Company’s previously disclosed 2024 restructuring plan, the reversal of $345 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $48 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(3)

Excludes the net impact of (a) $47 of charges and $2,184 of charges associated with the Company’s previously disclosed 2024 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (b) the reversal of $1,187 of charges and the reversal of $345 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (c) the reversal of $48 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to selling, general and administrative expenses.

(4)

Excludes the net impact of $563 of charges associated with the Company’s previously disclosed 2024 restructuring plan, the reversal of $387 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $12 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(5)

Excludes the net impact of $1,668 of charges associated with the Company’s previously disclosed 2024 restructuring plan, the reversal of $1,145 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $36 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(6)

Excludes the net impact of $0.02 of charges associated with the Company’s previously disclosed 2024 restructuring plan, the reversal of $0.01 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $0.00 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(7)

Excludes the net impact of $1,247 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $265 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(8)

Excludes the net impact of $21,893 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $224 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(9)

Excludes (i) the net impact of (a) $1,247 of charges and $21,893 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (b) $265 of charges and $224 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (ii) the impact of impairment charges of the Company’s goodwill related to its Republic of Ireland and Northern Ireland reporting units of $2,383 and $1,203, respectively, and the impairment charge of the Company’s franchise rights acquired related to its Northern Ireland unit of account of $47.

(10)

Excludes the net impact of $5,781 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $122 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(11)

Excludes (i) the net impact of $17,359 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $367 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (ii) the impact of impairment charges of the Company’s goodwill related to its Republic of Ireland and Northern Ireland reporting units of $2,383 and $1,203, respectively, and the impairment charge of the Company’s franchise rights acquired related to its Northern Ireland unit of account of $47.

(12)

Excludes (i) the net impact of $0.22 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $0.00 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (ii) the impact of impairment charges of the Company’s goodwill related to its Republic of Ireland and Northern Ireland reporting units of $0.03 and $0.02, respectively, and the impairment charge of the Company’s franchise rights acquired related to its Northern Ireland unit of account of $0.00.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES AND PER SHARE AMOUNTS)

UNAUDITED

										Full Year 2024 Variance
												2024 Constant Currency
	Full Year 2024						Full Year 2023
	GAAP	Adjustment	Adjusted	Currency Adjustment	Constant Currency	Adjusted Constant Currency	GAAP	Adjustment	Adjusted	2024 vs 2023	2024 Adjusted vs 2023 Adjusted	2024 vs 2023	2024 Adjusted vs 2023 Adjusted
Selected Financial Data
Gross Profit	$533,103	$5,033 (1)	$538,136	$(554)	$532,549	$537,582	$529,303	$21,187 (10)	$550,490	0.7%	(2.2%)	0.6%	(2.3%)
Gross Margin	67.8%		68.5%		67.8%	68.5%	59.5%		61.9%

Selling, General and Administrative Expenses	$217,825	$(20,998) (2)	$196,827	$(83)	$217,742	$196,744	$264,950	$(42,332) (11)	$222,618	(17.8%)	(11.6%)	(17.8%)	(11.6%)

Operating (Loss) Income	$(236,222)	$341,064 (3)	$104,842	$(369)	$(236,591)	$104,404 (7)	$22,333	$67,152 (12)	$89,485	(1,157.7%)	17.2%	(1,159.4%)	16.7%
Operating (Loss) Income Margin	(30.1%)		13.3%		(30.1%)	13.3%	2.5%		10.1%

Provision for Income Taxes	$526	$28,358 (4)	$28,884	$(91)	$435	$28,787 (8)	$38,623	$14,787 (13)	$53,410	(98.6%)	(45.9%)	(98.9%)	(46.1%)

Net Loss	$(345,701)	$312,706 (5)	$(32,995)	$(278)	$(345,979)	$(33,336) (9)	$(112,255)	$52,365 (14)	$(59,890)	208.0%	(44.9%)	208.2%	(44.3%)
Net Loss Margin	(44.0%)		(4.2%)		(44.1%)	(4.2%)	(12.6%)		(6.7%)

Diluted Net Loss Per Share	$(4.34)	$3.93 (6)	$(0.41)	$(0.00)	$(4.35)	$(0.42)	$(1.46)	$0.68 (15)	$(0.78)	196.7%	(46.9%)	197.0%	(46.4%)

Note: Totals may not sum due to rounding.

(1)

Excludes the net impact of $2,497 of charges associated with the Company’s previously disclosed 2024 restructuring plan, $2,510 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $26 of charges associated with the Company’s previously disclosed 2022 restructuring plan.

(2)

Excludes (i) the net impact of $14,546 of charges associated with the Company’s previously disclosed 2024 restructuring plan, $2,612 of charges associated with the Company’s previously disclosed 2023 restructuring plan and the reversal of $18 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (ii) the impact of $3,858 of former CEO separation expenses.

(3)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $305,726, $4,074, $2,905 and $2,328 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively, (ii) the net impact of (a) $2,497 of charges and $14,546 of charges associated with the Company’s previously disclosed 2024 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (b) $2,510 of charges and $2,612 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (c) $26 of charges and the reversal of $18 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (iii) the impact of $3,858 of former CEO separation expenses recorded to selling, general and administrative expenses.

(4)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $19,839, $1,222 and $726 related to its United States, Australia and United Kingdom units of account, respectively, (ii) the net impact of $4,302 of charges associated with the Company’s previously disclosed 2024 restructuring plan, $1,293 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $2 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $974 of former CEO separation expenses.

(5)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $285,887, $2,852, $2,328 and $2,179 related to its United States, Australia, New Zealand and United Kingdom units of account, respectively, (ii) the net impact of $12,741 of charges associated with the Company’s previously disclosed 2024 restructuring plan, $3,829 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $6 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $2,884 of former CEO separation expenses.

(6)

Excludes (i) the impact of impairment charges of the Company’s franchise rights acquired of $3.59, $0.03, $0.03 and $0.03 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively, (ii) the net impact of $0.16 of charges associated with the Company’s previously disclosed 2024 restructuring plan, $0.05 of charges associated with the Company’s previously disclosed 2023 restructuring plan and $0.00 of charges associated with the Company’s previously disclosed 2022 restructuring plan, and (iii) the impact of $0.04 of former CEO separation expenses.

(7)

Includes $(69) of currency adjustment associated with the impairment charges of the Company’s franchise rights acquired of $4,074, $2,905 and $2,328 related to its Australia, United Kingdom and New Zealand units of account, respectively.

(8)

Includes $(6) of currency adjustment associated with the impairment charges of the Company’s franchise rights acquired of $4,074, $2,905 and $2,328 related to its Australia, United Kingdom and New Zealand units of account, respectively.

(9)

Includes $(63) of currency adjustment associated with the impairment charges of the Company’s franchise rights acquired of $4,074, $2,905 and $2,328 related to its Australia, United Kingdom and New Zealand units of account, respectively.

(10)

Excludes the net impact of $21,116 of charges associated with the Company’s previously disclosed 2023 restructuring plan, the reversal of $4 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $96 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $21 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.

(11)

Excludes (i) the net impact of $32,627 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $1,139 of charges associated with the Company’s previously disclosed 2022 restructuring plan and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan, and (ii) the impact of $8,605 of acquisition transaction costs.

(12)

Excludes (i) the net impact of (a) $21,116 of charges and $32,627 of charges associated with the Company’s previously disclosed 2023 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (b) the reversal of $4 of charges and $1,139 of charges associated with the Company’s previously disclosed 2022 restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, (c) $96 of charges and the reversal of $39 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan recorded to cost of subscription revenues and selling, general and administrative expenses, respectively, and (d) the reversal of $21 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan recorded to cost of subscription revenues, (ii) the impact of $8,605 of acquisition transaction costs recorded to selling, general and administrative expenses, and (iii) the impact of impairment charges of the Company’s goodwill related to its Republic of Ireland and Northern Ireland reporting units of $2,383 and $1,203, respectively, and the impairment charge of the Company’s franchise rights acquired related to its Northern Ireland unit of account of $47.

(13)

Excludes (i) the net impact of $13,425 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $283 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $14 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $5 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, and (ii) the impact of $1,070 of acquisition transaction costs.

(14)

Excludes (i) the net impact of $40,318 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $852 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $43 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $16 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, (ii) the impact of $7,535 of acquisition transaction costs, and (iii) the impact of impairment charges of the Company’s goodwill related to its Republic of Ireland and Northern Ireland reporting units of $2,383 and $1,203, respectively, and the impairment charge of the Company’s franchise rights acquired related to its Northern Ireland unit of account of $47.

(15)

Excludes (i) the net impact of $0.52 of charges associated with the Company’s previously disclosed 2023 restructuring plan, $0.01 of charges associated with the Company’s previously disclosed 2022 restructuring plan, $0.00 of charges associated with the Company’s previously disclosed 2021 organizational restructuring plan and the reversal of $0.00 of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan, (ii) the impact of $0.10 of acquisition transaction costs, and (iii) the impact of impairment charges of the Company’s goodwill related to its Republic of Ireland and Northern Ireland reporting units of $0.03 and $0.02, respectively, and the impairment charge of the Company’s franchise rights acquired related to its Northern Ireland unit of account of $0.00.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PERCENTAGES)

UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Net Income (Loss)	$25,124	$(88,135)	$(345,701)	$(112,255)
Interest	27,031	24,464	108,954	95,893
Taxes	(11,745)	57,556	526	38,623
Depreciation and Amortization	8,681	10,007	37,784	45,640
Stock-based Compensation	705	2,346	6,671	11,303

EBITDAS	$49,796	$6,238	$(191,766)	$79,204
EBITDAS Margin	27.0%	3.0%	(24.4%)	8.9%

Franchise Rights Acquired and Goodwill Impairments	—	3,633 (1)	315,033 (2)	3,633 (1)
2024 Plan Restructuring Charges (3)	2,231	—	17,043	—
2023 Plan Restructuring Charges (4)	(1,532)	23,140	5,122	53,743
2022 Plan Restructuring Charges (5)	(48)	489	8	1,135
2021 Plan Restructuring Charges (6)	—	—	—	57
2020 Plan Restructuring Charges (7)	—	—	—	(21)
Former CEO Separation Expenses (8)	—	—	3,858	—
Acquisition Transaction Costs (9)	—	—	—	8,605

Adjusted EBITDAS	$50,447	$33,500	$149,298	$146,356

Adjusted EBITDAS Margin	27.4%	16.3%	19.0%	16.5%

Note: Totals may not sum due to rounding.

(1)

Impairment charges of the Company’s goodwill of $2,383 and $1,203 related to its Republic of Ireland and Northern Ireland reporting units, respectively, and the impairment charge of the Company’s franchise rights acquired of $47 related to its Northern Ireland unit of account.

(2)

Impairment charges of the Company’s franchise rights acquired of $305,726, $4,074, $2,905 and $2,328 related to its United States, Australia, United Kingdom and New Zealand units of account, respectively.

(3)	Charges associated with the Company’s previously disclosed 2024 restructuring plan.
(4)	The reversal of charges or charges, as applicable, associated with the Company’s previously disclosed 2023 restructuring plan.
(5)	The reversal of charges or charges, as applicable, associated with the Company’s previously disclosed 2022 restructuring plan.
(6)	Charges associated with the Company’s previously disclosed 2021 organizational restructuring plan.
(7)	The reversal of charges associated with the Company’s previously disclosed 2020 organizational restructuring plan.
(8)	Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.
(9)	Certain non-recurring transaction costs in connection with the Company’s acquisition of Sequence.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT RATIOS)

UNAUDITED

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Trailing Twelve Months
Net Debt to Adjusted EBITDAS
Net (Loss) Income	$(347,902)	$23,269	$(46,192)	$25,124	$(345,701)
Interest	24,727	28,577	28,619	27,031	108,954
Taxes	55,448	(15,835)	(27,342)	(11,745)	526
Depreciation and Amortization	10,403	9,545	9,155	8,681	37,784
Stock-based Compensation	2,402	2,740	824	705	6,671

EBITDAS	$(254,922)	$48,296	$(34,936)	$49,796	$(191,766)

Franchise Rights Acquired and Goodwill Impairments	257,988 (1)	—	57,045 (2)	—	315,033
2024 Plan Restructuring Charges (3)	—	—	14,812	2,231	17,043
2023 Plan Restructuring Charges (4)	5,493	1,910	(749)	(1,532)	5,122
2022 Plan Restructuring Charges (5)	244	69	(257)	(48)	8
Former CEO Separation Expenses (6)	—	—	3,858	—	3,858

Adjusted EBITDAS	$8,803	$50,275	$39,773	$50,447	$149,298

Total Debt					$1,430,643
Less: Cash					53,024

Net Debt					$1,377,619

Total Debt to Net Loss					(4.1) X

Net Debt to Adjusted EBITDAS					9.2 X

Note: Totals may not sum due to rounding.

(1)

Impairment charges of the Company’s franchise rights acquired of $251,431, $4,074, $2,328 and $155 related to its United States, Australia, New Zealand and United Kingdom units of account, respectively.

(2)	Impairment charges of the Company’s franchise rights acquired of $54,295 and $2,750 related to its United States and United Kingdom units of account, respectively.
(3)	Charges associated with the Company’s previously disclosed 2024 restructuring plan.
(4)	Charges or the reversal of charges, as applicable, associated with the Company’s previously disclosed 2023 restructuring plan.
(5)	Charges or the reversal of charges, as applicable, associated with the Company’s previously disclosed 2022 restructuring plan.
(6)	Certain non-recurring expenses in connection with the separation from the Company of its former Chief Executive Officer.

WW INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS)

UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 28, 2024	December 30, 2023	December 28, 2024	December 30, 2023
Adjusted Operating Income	$36,873	$21,254	$104,842	$89,485
Other Income (Expense), net	4,188	(107)	1	(72)
Depreciation and Amortization	8,681	10,007	37,784	45,640
Stock-based Compensation	705	2,346	6,671	11,303

Adjusted EBITDAS	$50,447	$33,500	$149,298	$146,356

Note: Totals may not sum due to rounding.